UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

NexPoint Residential Trust, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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PRESS RELEASE

NexPoint Residential Trust, Inc. Announces Change to Virtual Format for 2020 Annual Meeting of Stockholders

April 28, 2020

Dallas, April 28, 2020 – NexPoint Residential Trust, Inc. (“NXRT” or the “Company”) (NYSE: NXRT) announced today that due to the emerging public health impact of the coronavirus pandemic (COVID-19), the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, May 12, 2020 beginning at 9:00 a.m. Central Time will be conducted as a virtual meeting. Stockholders will not be able to attend the Annual Meeting in person.

As described in the previously distributed proxy materials for the Annual Meeting, stockholders of record as of the close of business on April 3, 2020 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting.

If your shares in the Company are held by a financial intermediary (such as a broker-dealer), and you want to participate in, but not vote at the Annual Meeting, please email AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com, with “NXRT Meeting” in the subject line and provide your full name, address and proof of ownership as of the Record Date from your financial intermediary. AST will then email to you the Annual Meeting registration link. Please be aware if your shares are held through a financial intermediary, and you wish to vote at the Annual Meeting, you must first obtain a legal proxy from your financial intermediary.  You may forward an email from your financial intermediary containing the legal proxy or attach an image of the legal proxy via email to AST at attendameeting@astfinancial.com and put “NXRT Legal Proxy” in the subject line. AST will then email to you the registration link along with a proxy voting control number.

If you are a stockholder of record of the Company and wish to attend and vote at the Annual Meeting, please send an email to AST at attendameeting@astfinancial.com with “NXRT Meeting” in the subject line and provide your name and address in the body of the email. AST will then email to you the registration link for the Annual Meeting.  If you would like to vote during the Annual Meeting, you may do so by entering the control number found on the proxy card you previously received.

Requests to attend the Annual Meeting must be received by AST no later than 2:00 p.m. Central Time on May 11, 2020.

On the date of the Annual Meeting, stockholders are encouraged to log on 15 minutes before the meeting start time.

Your vote is very important to us. Whether or not you plan to participate in the Annual Meeting, we encourage you to vote your shares prior to the Annual Meeting by one of the methods described in the Company’s proxy materials. The previously provided proxy card, voting instruction form and notice of availability that were included with the Company’s proxy materials will not be updated to reflect the change to a virtual meeting and may continue to be used to vote your shares in connection with the Annual Meeting.

Please contact AST at 1-800-581-3949 with any questions regarding accessing the Annual Meeting.

About NexPoint Residential Trust, Inc.

NexPoint Residential Trust, Inc. is a publicly traded REIT, with its shares listed on the New York Stock Exchange under the symbol "NXRT," primarily focused on acquiring, owning and operating well-located middle-income multifamily properties with "value-add" potential in large cities and suburban submarkets of large cities, primarily in the Southeastern and Southwestern United States. NXRT is externally advised by NexPoint Real Estate Advisors, L.P., an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor, which has extensive real estate experience. More information about NXRT is available at http://www.nexpointliving.com.

Contact:
NexPoint Residential Trust, Inc.
Investor Relations
Jackie Graham, 972-628-4024
jgraham@nexpointadvisors.com
Media Inquiries: MediaRelations@nexpointadvisors.com

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 12, 2020

The following Notice of Change of Format relates to the proxy statement of NexPoint Residential Trust, Inc. (the “Company”), filed with the Securities and Exchange Commission (“SEC”) on April 10, 2020 and furnished to stockholders of the Company in connection with the solicitation of proxies by the board of directors of the Company for use at the Company’s Annual Meeting of Stockholders, to be held on Tuesday, May 12, 2020 beginning at 9:00 a.m. Central Time. This Notice of Change of Format is being filed with the SEC and is being made available to stockholders via press release and by posting on the Company’s website on or about April 28, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NEXPOINT RESIDENTIAL TRUST, INC.

NOTICE OF change of format of ANNUAL MEETING OF STOCKHOLDERS

To be held on May 12, 2020

Dear NXRT Stockholder:

Due to the emerging public health impact of the coronavirus pandemic (COVID-19), NexPoint Residential Trust, Inc. (the “Company”) has changed the format of its 2020 annual meeting of stockholders (the “Annual Meeting”).

The Annual Meeting will be held on Tuesday, May 12, 2020 beginning at 9:00 a.m. Central Time by means of a virtual meeting. Stockholders will not be able to attend the Annual Meeting in person at the location previously disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on April 10, 2020.

As described in the previously distributed proxy materials for the Annual Meeting, stockholders of record as of the close of business on April 3, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting.

If your shares in the Company are held by a financial intermediary (such as a broker-dealer), and you want to participate in, but not vote at the Annual Meeting, please email AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com, with “NXRT Meeting” in the subject line and provide your full name, address and proof of ownership as of the Record Date from your financial intermediary. AST will then email to you the Annual Meeting registration link. Please be aware if your shares are held through a financial intermediary, and you wish to vote at the Annual Meeting, you must first obtain a legal proxy from your financial intermediary.  You may forward an email from your financial intermediary containing the legal proxy or attach an image of the legal proxy via email to AST at attendameeting@astfinancial.com and put “NXRT Legal Proxy” in the subject line. AST will then email to you the registration link along with a proxy voting control number.

If you are a stockholder of record of the Company and wish to attend and vote at the Annual Meeting, please send an email to AST at attendameeting@astfinancial.com with “NXRT Meeting” in the subject line and provide your name and address in the body of the email. AST will then email to you the registration link for the Annual Meeting.  If you would like to vote during the Annual Meeting, you may do so by entering the control number found on the proxy card you previously received.

Requests to attend the Annual Meeting must be received by AST no later than 2:00 p.m. Central Time on May 11, 2020.

On the date of the Annual Meeting, stockholders are encouraged to log on 15 minutes before the meeting start time.

Your vote is very important to us. Whether or not you plan to participate in the Annual Meeting, we encourage you to vote your shares prior to the Annual Meeting by one of the methods described in the Company’s proxy materials. The previously provided proxy card, voting instruction form and notice of availability that were included with the Company’s proxy materials will not be updated to reflect the change to a virtual meeting and may continue to be used to vote your shares in connection with the Annual Meeting.

Please contact AST at 1-800-581-3949 with any questions regarding accessing the Annual Meeting.

By Order of the Board of Directors,

Brian Mitts

Chief Financial Officer, Executive VP-Finance, Secretary and Treasurer

Dallas, Texas
April 28, 2020

The Annual Meeting will be held on Tuesday, May 12, 2020 beginning at 9:00 a.m. Central Time.

The Company’s Notice of Annual Meeting, Proxy Statement and 2019 Annual Report to Stockholders are available on our website on www.nexpointliving.com. In addition, you may access our proxy materials at www.proxyonline.com.